UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): March 23, 2001

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                                  eNetpc, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Minnesota                      000-27225            41-1427445
(State of or other jurisdiction        (Commission          (I.R.S. employer
        of incorporation)               File Number)     Identification No.)



         6825 Shady Oak Road Eden Prairie, MN                    55344
         (Address of principal executive offices)             (zip code)

       Registrant's telephone number, including area code: (952) 943-1598






ITEM 4.  CHANGES IN REGISTANT'S CERTIFYING ACCOUNTANT.
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(a)      Previous independent accountants.

     (i) On March 19th, 2001, the Company dismissed Ernst & Young LLP ("E&Y"), which had previously served as the Company's independent auditors.

     (ii) The reports of E&Y on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii) The Company's Audit Committee and Board of Directors participated in and approved the decision to change independent auditors on February 21, 2001.

     (iv) In connection with its audits for the 2000 and 1999 fiscal years and through March 23,2001, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to such disagreements in their report on the financial statements for such years.

     (v) During the 2000 and 1999 fiscal years and through March 23, 2001, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

     (vi) The Company has requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission(the "Commission") stating whether or not it agrees with the above statements. A copy of such letter, dated March 23,2001, is filed as Exhibit 16.1 to this Form 8-K.

(b)  New independent accountants.

On March 20, 2001, the Company engaged Virchow, Krause & Company, LLP ("Virchow") as its new independent accountants. Such engagement was approved by the Company's Audit Committee and Board of Directors on February 21, 2001. In the Company's two most recent fiscal years and any subsequent interim period to the date hereof, the Company has not consulted with Virchow regarding either:

     (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Virchow concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

     (ii) any matter that was either the subject of a "disagreement," as that term is defined in Item 304(a)(1)(iv)of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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         The following exhibits are filed as part of this report:

         ----------------------------- -------------------------------------
         Exhibit Number                Description
         ----------------------------- -------------------------------------
                16.1                       Letter from Ernst & Young LLP
                                           dated March 23, 2001
         ----------------------------- -------------------------------------


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 eNetpc, Inc.


Dated:     March 23, 2001         By /s/
                                 --------------------------------------
                                 Richard A. Pomije
                                 Its: Chairman of the Board of Directors






                                INDEX TO EXHIBITS



Exhibit         Item                                        Method of Filing
---------       ------                                      ----------------
16.1            Letter from Ernst & Young LLP               Filed herewith
                dated March 23, 2001                        electronically